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                                                                Exhibit 10.1(f)

               FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

            THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT is dated as of August 29, 1997 and is made and entered into by and among the undersigned parties (this "Amendment").

                                    Recitals

            All of the undersigned parties, except Pulitzer Publishing Company (the "New Investor"), are the parties to a certain Registration Rights Agreement, dated as of September 25, 1996 (the "Registration Rights Agreement"), relating to Mentus Media Corp., a Delaware corporation formerly named The Mentus Group, Inc. (the "Company").

            Pursuant to one or more Stock Purchase Agreements, dated as of the date hereof, the Company is selling to certain purchasers, including the New Investor, shares of the Series C Senior Cumulative Compounding Convertible Redeemable Preferred Stock, par value $1.00 per share, of the Company.

            Such purchasers have advised the Company that the conditions to their willingness to purchase such shares include the admission of the New Investors as parties to and certain amendments of the Registration Rights Agreement.

            Therefore, in order to induce each such purchaser to purchase such shares to be purchased by it, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Certain Defined Terms. Unless otherwise expressly defined in this Amendment, capitalized terms used in this Amendment have the respective meanings assigned to them in the Registration Rights Agreement.

            Section 2. Amendments to the Registration Rights Agreement. The undersigned parties who are parties to the Registration Rights Agreement hereby agree that, effective as of the date hereof, the Registration Rights Agreement is hereby amended as follows:

            (a) The definition of "Initial Investors" in Section 1.1 of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

                  "'Initial Investors' means each of the entities named in the first paragraph of this Agreement as an 'Initial Investor' and the New Investor."
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            (b) The definition of "Registrable Shares" in Section 1.1 of the
Registration Rights Agreement is amended by substituting "Senior" for the word and letter "Series B" in each place such word and letter appear in such definition.

            (c) Clause (ii) of the definition of "Registrable Shares" in Section
1.1 of the Registration Rights Agreement is amended by substituting the term "Initial Shareholder" for the term "Investor" in each of the two places it appears in such clause.

            (d) Section 1.1 of the Registration Rights Agreement is hereby further amended by adding thereto, in the proper alphabetical order, the following additional defined terms:

                  "Co-Investment Agreement" means a stock purchase agreement pursuant to which Lazard, Freres & Co., any of its Affiliates or one or more other Persons designated by it and reasonably acceptable to the Company (collectively, "Lazard") acquires shares of the Series C Preferred Stock after the date of the closing under the Series C Purchase Agreement and that is substantially in the form of the Series C Purchase Agreement and provides for the purchase and sale of such number of shares of Series C Preferred Stock for such price, at such time and on such terms and conditions as may be approved by a majority of the Board of Directors of the Company, which majority includes the Series B Director, in each case as the same may be amended from time to time in accordance with its terms and with the prior written consent of the Majority Investors.

                  "New Investor" means Pulitzer Publishing Company.

                  "Senior Stock" means the Series B Preferred Stock or the
            Series C Preferred Stock.

                  "Series C Preferred Stock" means the Series C Senior
            Cumulative Compounding Convertible Redeemable Preferred Stock, par value $1.00 per share, of the Company.

                  "Series C Purchase Agreement" means that certain Stock
            Purchase Agreement among the Company, the original Initial Investors and the New Investor pursuant to which such original Initial Investors and the New Investor originally acquired shares of Series C Preferred Stock, as the same may be amended from time to time in accordance with its terms.

            (e) The last sentence of Section 3.2(b) of the Registration Rights Agreement is amended by substituting "Piggyback" for the word "Incidental" appearing in such Section.


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            (f) Section 5.1 of the Registration Rights Agreement is amended by
(i) deleting therefrom the clause "Except as provided in the last sentence of this Section 5.1," and (ii) capitalizing the first letter of the word "all" appearing immediately after such deleted clause.

            Section 3. Admission of New Investor as Party to the Registration Rights Agreement. The New Investor hereby agrees to become, effective as of the date hereof, a party to and a "New Investor," an "Initial Investor" and an "Investor" under the Registration Rights Agreement, as amended pursuant to
Section 2 hereof, and to be bound by the terms and provisions thereof. Each of the other parties hereto consents and agrees that, effective as of the date hereof, the New Investor shall be a party to and a "New Investor," an "Initial Investor" and an "Investor" under the Registration Rights Agreement, as amended pursuant to Section 2 hereof, and all shares of Common Stock which are issued or are or shall become issuable upon conversion of any shares of Series C Preferred Stock (as defined under Section 2(d) hereof) now owned or hereafter acquired by any Investor shall be "Registrable Shares" thereunder.

            Section 4. Admission of Other Parties to the Registration Rights Agreement. Each of the individuals named on Schedule 1 to this First Amendment has, pursuant to one or more separate instruments, agreed to become, effective as of the date hereof, a party to and an "Initial Shareholder" under the Registration Rights Agreement, as amended pursuant to Section 2 hereof, and to be bound by the terms and provisions thereof. Each of the other parties hereto consents and agrees that, effective as of the date hereof, each of such individuals shall be a party to and an "Initial Shareholder" under the Registration Rights Agreement, as amended pursuant to Section 2 hereof.

            Section 5. Subsequent Purchase of Series C Shares. The parties anticipate that the Company will enter into a stock purchase agreement pursuant to which Lazard (as defined under Section 2(d) above) acquires shares of the Series C Preferred Stock after the date hereof. In the event that such acquisition occurs pursuant to a stock purchase agreement that qualifies as a Co-Investment Agreement (as such term is defined under Section 2(d) of this First Amendment), the parties agree as follows:

                  (i) Lazard may become a party to, and an "Initial Investor"
            and an "Investor" under the Registration Rights Agreement, as amended, by executing and delivering to the Company and each of the other parties to the Registration Rights Agreement, an instrument pursuant to which Lazard agrees to be a party thereto and an "Initial Investor" and an "Investor" under the Registration Rights Agreement, as amended, without the necessity of any consent or action by the parties hereto.

                  (ii) All shares of Common Stock which are issued or are or shall become issuable upon conversion of any shares of Series C Preferred Stock purchased pursuant to such agreement or thereafter acquired by Lazard shall be "Registrable Shares" under the Registration Rights Agreement.



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                  (iii) If Lazard so agrees to become a party to the
            Registration Rights Agreement, then the Registration Rights Agreement shall be deemed to be amended, without further action by the parties, to add Lazard as an "Initial Investor" and an "Investor" under the Registration Rights Agreement.

            Section 6. Reaffirmation. The undersigned parties hereby acknowledge that the Stockholders' Agreement, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.



                            [Signature pages follow]


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            IN WITNESS WHEREOF, the undersigned have duly executed and delivered this First Amendment to Registration Rights Agreement as of the date first above written.


                                       MENTUS MEDIA CORP.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       21ST CENTURY COMMUNICATIONS
                                          PARTNERS, L.P.

                                       By:SANDLER INVESTMENT PARTNERS,
                                          L.P., General Partner

                                       By:SANDLER CAPITAL MANAGEMENT,
                                          General Partner

                                       By:MJM MEDIA CORP., General Partner


                                       By:______________________________________
                                          Michael J. Marocco
                                          President


                                       21ST CENTURY COMMUNICATIONS
                                          T-E PARTNERS, L.P.

                                       By:SANDLER INVESTMENT  PARTNERS,
                                          L.P., General Partner

                                       By:SANDLER CAPITAL MANAGEMENT,
                                          General Partner


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                                       By:MJM MEDIA CORP., General Partner


                                       By:______________________________________
                                          Michael J. Marocco
                                          President


                                       21ST CENTURY COMMUNICATIONS
                                           FOREIGN PARTNERS, L.P.

                                       By:SANDLER INVESTMENT PARTNERS,
                                          L.P., General Partner

                                       By:SANDLER CAPITAL MANAGEMENT,
                                          General Partner

                                       By:MJM MEDIA CORP., a General Partner


                                       By:______________________________________
                                          Michael J. Marocco
                                          President

                                       PULITZER PUBLISHING COMPANY



                                       By:______________________________________
                                          Name:
                                          Title:


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                                   SCHEDULE 1


Timothy P. Hartman
James P. Sheehan
James Stone
David Voelker
George Voelker


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